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                                                                    Exhibit 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Greg Petersen, as Senior Vice President, Finance and Administration of Cooperative Computing, Inc. (the "Company") certify, pursuant to 18 U.S.C.
Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) the accompanying Form 10-Q report for the period ending June 30, 2003 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003

                                           /s/ GREG PETERSEN
                                           ----------------------
                                           Greg Petersen
                                           Senior Vice President,
                                           Finance and Administration